Investor Day 2016 J. Jeffrey Hopson Senior Vice President, Investor Relations Exhibit 99.1

Safe Harbor This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, statements relating to projections of the strategies, earnings, revenues, income or loss, ratios, future financial performance and growth potential of Reinsurance Group of America, Incorporated and its subsidiaries (the “Company").  The words "intend," "expect," "project," "estimate," "predict," "anticipate," "should," "believe," and other similar expressions also are intended to identify forward-looking statements.  Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified.  Future events and actual results, performance, and achievements could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. Numerous important factors could cause actual results and events to differ materially from those expressed or implied by forward-looking statements including, without limitation, (1) adverse capital and credit market conditions and their impact on the Company’s liquidity, access to capital and cost of capital, (2) the impairment of other financial institutions and its effect on the Company’s business, (3) requirements to post collateral or make payments due to declines in market value of assets subject to the Company’s collateral arrangements, (4) the fact that the determination of allowances and impairments taken on the Company’s investments is highly subjective, (5) adverse changes in mortality, morbidity, lapsation or claims experience, (6) changes in the Company’s financial strength and credit ratings and the effect of such changes on the Company’s future results of operations and financial condition, (7) inadequate risk analysis and underwriting, (8) general economic conditions or a prolonged economic downturn affecting the demand for insurance and reinsurance in the Company’s current and planned markets, (9) the availability and cost of collateral necessary for regulatory reserves and capital, (10) market or economic conditions that adversely affect the value of the Company’s investment securities or result in the impairment of all or a portion of the value of certain of the Company’s investment securities, that in turn could affect regulatory capital, (11) market or economic conditions that adversely affect the Company’s ability to make timely sales of investment securities, (12) risks inherent in the Company’s risk management and investment strategy, including changes in investment portfolio yields due to interest rate or credit quality changes, (13) fluctuations in U.S. or foreign currency exchange rates, interest rates, or securities and real estate markets, (14) adverse litigation or arbitration results, (15) the adequacy of reserves, resources and accurate information relating to settlements, awards and terminated and discontinued lines of business, (16) the stability of and actions by governments and economies in the markets in which the Company operates, including ongoing uncertainties regarding the amount of United States sovereign debt and the credit ratings thereof, (17) competitive factors and competitors’ responses to the Company’s initiatives, (18) the success of the Company’s clients, (19) successful execution of the Company’s entry into new markets, (20) successful development and introduction of new products and distribution opportunities, (21) the Company’s ability to successfully integrate acquired blocks of business and entities, (22) action by regulators who have authority over the Company’s reinsurance operations in the jurisdictions in which it operates, (23) the Company’s dependence on third parties, including those insurance companies and reinsurers to which the Company cedes some reinsurance, third-party investment managers and others, (24) the threat of natural disasters, catastrophes, terrorist attacks, epidemics or pandemics anywhere in the world where the Company or its clients do business, (25) interruption or failure of the Company's telecommunication, information technology or other operational systems, or the Company's failure to maintain adequate security to protect the confidentiality or privacy of personal or sensitive data stored on such systems, (26) changes in laws, regulations, and accounting standards applicable to the Company, its subsidiaries, or its business, (27) the effect of the Company’s status as an insurance holding company and regulatory restrictions on its ability to pay principal of and interest on its debt obligations, and (28) other risks and uncertainties described in this document and in the Company’s other filings with the Securities and Exchange Commission. Forward-looking statements should be evaluated together with the many risks and uncertainties that affect our business, including those mentioned in this document and described in the periodic reports we file with the Securities and Exchange Commission.  These forward-looking statements speak only as of the date on which they are made.  We do not undertake any obligations to update these forward-looking statements, even though our situation may change in the future.  We qualify all of our forward-looking statements by these cautionary statements.  For a discussion of the risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements, you are advised to review the risk factors in our most recent Form 10-K.

Use of Non-GAAP Financial Measures RGA uses a non-GAAP financial measure called “operating income” as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that operating income, on a pre-tax and after‑tax basis, better measures the ongoing profitability and underlying trends of the company’s continuing operations, primarily because that measure excludes substantially all of the effect of net investment related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment, and are not necessarily indicative of the performance of the company’s underlying businesses. Additionally, operating income excludes any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, and other items that management believes are not indicative of the company’s ongoing operations. The definition of operating income can vary by company and is not considered a substitute for GAAP net income. A second non-GAAP financial measure called "operating revenues" is used as a basis for measuring performance and excludes the effects of net realized capital gains and losses, and changes in the fair value of certain embedded derivatives. This financial measure is not considered a substitute for GAAP revenues. Additionally, the Company evaluates its stockholder equity position excluding the impact of accumulated other comprehensive income (AOCI). This is also a non-GAAP financial measure. The Company believes it is important to evaluate its stockholders’ equity position to exclude the effect of AOCI since the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period. Book value per share before the impact of AOCI is a non-GAAP financial measure that management believes is important in evaluating the balance sheet in order to ignore the effects of unrealized amounts primarily associated with mark-to-market adjustments on investments and foreign currency translation. Operating income per diluted share is a non-GAAP financial measure calculated as operating income divided by weighted average diluted shares outstanding. Operating return on equity is a non-GAAP financial measure calculated as operating income divided by average shareholders’ equity excluding AOCI. Reconciliations of non-GAAP financial measures to the nearest GAAP financial measures are provided in the Appendix at the end of this presentation.

Opening Remarks J. Jeffrey Hopson, Senior Vice President, Investor Relations Introduction and Overview A. Greig Woodring, Chief Executive Officer Review and Outlook Anna Manning, President Global Financial Solutions John P. Laughlin, Executive Vice President, Global Financial Solutions Global Acquisitions Scott D. Cochran, Executive Vice President, Global Acquisitions 10-Minute Break Geographic Overview Alain P. Néemeh, Senior Executive Vice President, Global Life and Health Markets U.S. Markets Michael Emerson, Executive Vice President, Head of U.S., L/S American Markets Investments Timothy Matson, Executive Vice President, Chief Investment Officer Financial Overview Jack B. Lay, Senior Executive Vice President Financial Preview Todd C. Larson, Senior Executive Vice President, Chief Financial Officer Q&A A. Greig Woodring, Chief Executive Officer Agenda

Introduction and Overview A. Greig Woodring Chief Executive Officer

RGA is unique RGA is successfully executing its strategy RGA is well-positioned for continued success Key messages RGA is optimistic about the future

High-level observations Global life insurance industry is in flux Regulatory and macroeconomic uncertainty are spurring change Life reinsurance industry dynamics are stable Concentrated sector with “responsible” competition Favorable mortality trends are a nice tailwind over time Medical advances and health trends are likely to remain constructive RGA remains “long” on mortality risk, but has taken selective opportunities in longevity risk RGA has a balanced portfolio of business Mortality is a long-term business with natural fluctuations in the short term Geographic and product diversity provide offsets to short-term fluctuations RGA management team is a key strength Strong, deep team has been developed over time Natural transition at the top; timing is right

The evolution of RGA RGA has evolved over time, but core principles endure Consistent management team leads to consistent approach and results Disciplined decision making reflects the long-term nature of the business RGA has expanded geographically and added capabilities over 20+ years Global platform is well-established RGA’s recent growth areas are the result of efforts and preparation over time RGA has exported its approach to newer markets and products Client focus, innovation, collaboration, deep knowledge and technical expertise Best practices are now imported and exported across the organization

Geographic expansion executed over time 1 2013-2015 have been adjusted for foreign currency effect. A key component of growth Non-U.S. Premiums Percent of Total1 Year of Office Opening Spain Hong Kong Japan Australia Malaysia Taiwan South Africa United Kingdom Mexico South Korea India China Poland France Italy Germany Netherlands U.A.E. Canada 1992 1994 1995 1996 1997 1998 1999 2002 2005 2006 2007 2008 2009 2011 Singapore 2015

Product expansion executed over time Balance and diversity by product 2005 2015 2010 1995 1997 1998 1999 2000 2001 2002 2007 2008 2009 2010 2013 2014 Entered capital- motivated reinsurance business Whole life medical products in Taiwan Co-insurance of indexed annuities Acquired group reinsurance business from ING Critical illness in Korean market Impaired annuities in the U.K. 85% 9% 77% 14% 68% 21% LTC in the U.S. market First asset- intensive business in the U.S. First group treaty in Australia First capital- motivated reinsurance treaty in Japan Critical illness business in the U.K. Year of Product Introductions (Non-Mortality) 6% 9% 11% Wellness-linked products in Malaysia Early-stage critical illness in Singapore First longevity “shock absorber” in the Netherlands First longevity transaction in the U.K. Percent of Revenues First longevity treaty in Canada

Global life and health reinsurers 1 Does not include Munich Health. 2 Net premiums. 3 Does not include BHRG. Please note, exchange rate conversions are based on currency rates provided by each company in their Annual Reports. Source: Annual filings for each reinsurer. Ranked by 2015 net earned premiums $ in millions as of December 31, 2015 Rank Reinsurer Net Earned Premiums 2015 1 Munich Re1 10,928 2 Swiss Reinsurance Company 10,914 3 Reinsurance Group of America2 8,571 4 SCOR Global Life Re 7,580 5 Hannover Re 7,094 6 London Life 3,832 7 China Life Re 3,518 8 General Re3 3,170 9 Pacific Life Re 1,384 10 PartnerRe Ltd. 1,209

Business Capability Index – All respondents Global Market penetration Indicates competitor position RGA’s unique strengths NMG Consulting Studies, Business Capability Index (BCI) – 2015

RGA’s unique strengths Experienced executive management team 1 Includes experience in life insurance and life reinsurance industries. 2 Includes experience with RGA’s predecessor, the reinsurance division of General American Life Insurance Company. Name Position Years of Experience In Industry1 With RGA2 A. Greig Woodring Chief Executive Officer 41 36 Anna Manning President 35 9 Jack B. Lay Sr. EVP 24 24 Todd C. Larson Sr. EVP, Chief Financial Officer 22 21 Donna H. Kinnaird Sr. EVP, Chief Operating Officer 32 4 Alain P. Néemeh Sr. EVP, Global Life and Health Markets 19 19 Tony Cheng EVP, Asian Markets 21 19 Scott D. Cochran EVP, Global Acquisitions 20 11 Olav Cuiper EVP, EMEA Markets 30 9 Michael Emerson EVP, Head of U.S., Latin and South American Markets 31 6 John P. Laughlin EVP, Global Financial Solutions 35 21 Timothy Matson EVP, Chief Investment Officer 22 2 Paul Nitsou EVP, Global Accounts 30 19 Allan O'Bryant EVP, Head of Asia 28 6 David Wheeler EVP, Head of U.S. Mortality Markets 35 35

RGA is unique Only publicly traded reinsurer focused solely on life and health industry RGA is focused on finding solutions to client needs – staying nimble, flexible, responsive Open-minded, creative, “can do” attitude New ideas Disciplined applications “Build-it” mentality – most expansion has been “de novo” Thoughtful, value-added approach Operating model is less sensitive to financial market volatility

Our strategy is effective Global operating model is performing well, with good balance and diversity Experienced management team has a consistent approach Solid organic growth, transactional opportunities, effective capital management Strong growth in emerging markets Steady growth in mature markets Transactional opportunities – good recent success Proud track record of success over a considerable period of time Strong EPS and book value growth Strong stock price performance and total returns

Long-term track record is the best measure of success Book value per share (ex-AOCI)1 total return growth2 1Book value excludes other comprehensive income. Periods prior to 4Q06 not restated for 2012 DAC accounting change. Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. 2CAGR growth of book value plus dividends 15-year CAGR2 11.2% 10-year CAGR2 10.2% 5-year CAGR2 10.8%

Historical stock price change Source: SNL. Information as of 5/6/16.

Well-positioned for continued success RGA is in all key markets, with strong positions and market share Global life and health industry faces significant challenges Regulatory changes and economic uncertainty Clients face challenges: RGA has solutions Solvency II presents a particular opportunity Emerging opportunities Longevity Living benefits Alternative distribution Data and analytics

RGA is optimistic about the future Confidence in the team, the culture Continuity of approach Regulatory changes present challenges, but more opportunities Mortality and morbidity trends are constructive overall to RGA Life expectancies still increasing, demographics changing Positive medical and health care trends RGA has what it takes to succeed

Review and Outlook Anna Manning President

RGA is unique RGA is successfully executing its strategy RGA is well-positioned for continued success Key messages RGA is optimistic about the future

RGA is unique Only pure-play life and health reinsurer Strong and well-established brand Emphasis on client centricity Leader in insights, skills, technical expertise Collaborative culture fostering innovation Nimble and flexible

RGA is successfully executing its strategy Building on our geographic platform Non-U.S. Premiums Percent of Total Year of Office Opening Spain Hong Kong Japan Australia Malaysia Taiwan South Africa United Kingdom Mexico South Korea India China Poland France Italy Germany Netherlands U.A.E. Canada 1992 1994 1995 1996 1997 1998 1999 2002 2005 2006 2007 2008 2009 2011 Singapore 2015 Projection

RGA is successfully executing its strategy Product expansion over time 2010 2018 Projection 2015 1995 2000 2005 2010 2015 2018 77% 14% 68% 21% 63% 24% Year of Product Introductions (Non-Mortality) 9% 11% 13% Percent of Revenues 1995: Entered capital-motivated reinsurance business 1997: First asset-intensive business in the U.S. / First group treaty in Australia 1998: First capital-motivated reinsurance treaty in Japan 1999: Whole life medical products in Taiwan 2000: Critical illness business in the U.K. 2001: Coinsurance of indexed annuities 2002: Critical illness business in Korean market 2007: LTC in the U.S. market 2008: Impaired annuities in the U.K. / First RGA longevity treaty in the U.K. 2009: Acquired group reinsurance business from ING 2010: Early-stage critical illness in Singapore / First longevity treaty in Canada 2013: Wellness-linked products in Malaysia 2014: First longevity “shock absorber” in the Netherlands 2015: First RGA longevity transaction in the U.S. 2016-2018: Plan to expand group and living benefits business in select markets Plan to expand GFS business in select markets

RGA is successfully executing its strategy Executing in a disciplined manner by balancing profitable growth and risk management Generating diversified sources of earnings by both geography and product Applying best practices and leveraging best-of-class skills and capabilities across markets Continually developing, enhancing, and refining solutions Delivering favorable results despite macroeconomic headwinds Delivering favorable results

RGA is well-positioned for continued success Growing Steady growth in mature markets Strong growth in developing markets Attractive and robust pipeline of transactional opportunities Prepared Best-in-class risk selection, structuring and capital management capabilities Longstanding and deep partnerships across client organizations Attracting, developing and retaining talent Global and diversified platform Growing, prepared, global

RGA is optimistic about the future Deep and experienced management team Assures a smooth transition and consistent approach going forward Continues to focus on execution, leveraging skills and capabilities across markets Strong global franchise in attractive markets Leading market shares in most products and regions Significant GFS and in-force block opportunities A resilient performer Diversified source of earnings Less sensitive to financial market volatility Committed to effective capital management Building on our practice of looking forward, anticipating and adapting People, opportunities, performance

What to expect from RGA We will be intently focused on execution We will be disciplined and selective across markets and risks We will pursue opportunities with the strongest fit with our capabilities and risk framework We will leverage our considerable strengths to create competitive advantage We will deliver on commitments

Global Financial Solutions John P. Laughlin Executive Vice President, Global Financial Solutions

Environmental change is driving growth Unique strengths support sustainable competitive advantage Well-defined strategies and strong execution produce earnings growth and stability Key messages GFS has delivered stable, high-quality earnings and superior returns since 1995

History of GFS growth 1983 1995 1997 2000 2002 2005 2006 2008 2010 2012 2013 2014 2015 Began reinsurance operations as ITT Lyndon RGA acquired 40% ownership stake First asset- intensive transaction “BOLI” First longevity transaction in Canada First variable annuity transaction First stable value wrap contract First longevity transaction with asset transfer $5B asset- intensive treaty First XXX capital- motivated transaction RGA acquired remaining 60% of company First longevity transaction in the U.K. First fixed annuity transaction First longevity shock absorber First fixed index annuity transaction First longevity transaction in U.S. (via acquisition) 1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. $45 million Strong Pre-tax Operating Income1 Growth $115 million $389 million

Environmental change driving growth Regulatory changes Solvency and accounting changes Low interest rate environment Longer lifespans Growth opportunities triggered by changing environment New opportunities for innovative reinsurance solutions Need for more capital and more stability of capital Demand for long-term biometric protection

Unique strengths support sustainable competitive advantage Long track record of credibility with clients and regulators Execution certainty Dependability Long-term partnership Recognized leader in large and complex transactions Ability to accept and retain biometric and investment risks Consistent, disciplined approach Thorough product and counterparty analysis Long, deep partnerships across client organizations Historical understanding of clients’ products and objectives Strong collaboration and integration across RGA global footprint Seasoned experience across all regions and products High degree of intellectual capital – risk assessment, risk transfer, structuring, and investments Insurance and structuring expertise is valued by clients and is reflected in margins Client Focus Reputation Robust Solution Set Expertise

Experienced management team Difficult to replicate 1 Includes experience in life insurance and life reinsurance industries. 2 Includes experience with RGA’s predecessor, the reinsurance division of General American Life Insurance Company. Name Position Years of Experience In Industry1 With RGA2 John P. Laughlin EVP, Global Financial Solutions 35 21 David G. Boettcher EVP, Chief Operating Officer 33 18 Lawrence S. Carson SVP, Chief Actuary 23 17 Dustin J. Hetzler SVP, Chief Pricing Actuary 23 22 Jeffrey G. Nordstrom SVP, Chief Risk Officer 28 1 Gary A. Seifert SVP, North America 26 21 Gaston P. Nossiter SVP, Asia Pacific 24 8 Paul M. Sauvé SVP, Europe, Middle East, Africa 24 10 James A. Galloway SVP, United Kingdom 28 16

Financial results Strong operating income growth; important contributor to RGA’s results Proven track record of consistent and dependable earnings Above-average returns Balanced mix of business across products and regions Good diversification of earnings and risks Insurance and structuring expertise is valued by clients

All Regions Pre-tax Operating Income1 Financial results 1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. All Products Pre-tax Operating Income1 $ in millions $ in millions 9 – 15% CAGR Projection 9– 15% CAGR

Asset-intensive reinsurance: Executing strategies Build a balanced portfolio of income and risks through: Assuming in-force blocks with the ability to re-price Selectively participating in profitable flow deals Target well-designed products from quality insurers Expand in established markets: U.S., U.K. and Japan; move into new markets in Asia and Continental Europe Very selective participation in well-designed products Liabilities are well-matched with low sensitivities to market and policyholder behavior risks Balanced portfolio of products and risks Strong in-force management maximizes profits 27 active transactions with 22 clients, $17.6B AUM Strategies Execution Strong pricing and risk management skills These opportunities don’t require a distribution force or fixed administration expenses Defined appetite allows selective participation in profitable opportunities Flexibility as economics change Strong counterparty, market credibility, and reputation for execution certainty Advantages

Asset-intensive reinsurance results 1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. FA/BOLI – Fixed Annuities/Bank Owned Life Insurance FIA – Fixed Indexed Annuities VA – Variable Annuities Other – Includes Asset Transfer Longevity

Asset-intensive business: Stable earnings under market movements Impact on 2015 pre-tax operating income1 Low Sensitivity to Interest Rate Movements Low Sensitivity to Equity Movements Equity shocks are manageable Interest rate shocks have immaterial effect on pre-tax operating income1 2% or $5M (2%) or ($5M) 5% or $12M (6%) or ($13M) $ in millions $ in millions 1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. All shocks are instantaneous as of the start of the year and markets are then held constant for the entire year

Asset-intensive optionality profile Breakdown by 12/31/2015 Reserves $ in billions Significant portion of asset-intensive business is stable: No policyholder behavior risk: Longevity Limited policyholder behavior risk: BOLI Lower policyholder behavior risk: Fixed and indexed annuity business with: High guarantees (typically 3-4%), Surrender charges, and/or Market-value adjustment (MVA) provisions Higher policyholder behavior risk: Fixed and indexed annuity business with: Little or no surrender charge protection, Low guarantees, or No MVA Variable annuities Low policyholder behavior risk

Capital-motivated reinsurance: Executing strategies Combine financial structuring expertise with strong local client relationships to create efficient capital solutions Expand strategic accounts in developed markets: U.S., Japan and Canada Continue to lead innovation in Europe (Solvency II) and developing Asian markets Leverage expertise to address changing regulations Leading presence in U.S., Japan and Europe Executed Solvency II-driven solutions in the U.K. and Netherlands Executed broad variety of solutions in the U.S. including XXX/AXXX Ranked best in class for financial reinsurance in Asia for two years running (NMG survey) Balanced earnings across products and regions 80 active deals with 46 clients Strategies Execution Seasoned experts well-positioned in North America, Asia and Europe Deep understanding of clients’ products from decades of reinsuring Not subject to Solvency II nor IFRS In-depth knowledge of local regulation Execution track record Advantages

Capital-motivated reinsurance results Key Messages Broad income growth, balanced across regions Established presence in U.S., EMEA and AP Recognized leader in this highly specialized market Significant opportunities for growth in all regions AP and EMEA lower in 2015 due to expected recaptures as regulations changed 1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix.

Longevity: Executing strategies Position RGA to be recognized expert at assessing longevity risk through leveraging mortality expertise Deliver negatively correlated risk at above target returns Focus on markets where good underlying experience data exists Target older average ages to minimize risk of medical advances Diversify structures and geographies Transacted in U.K., Canada, Netherlands; targeting U.S. and continental Europe Executed swaps, asset transfer, indexed and stop-loss solutions Average age ≈ 74 Inception to date, experience has been better than priced 29 active transactions with 15 clients Strategies Execution Unique structures and solutions differentiate us Strong mortality expertise is distinct advantage in pricing longevity Ability to be very selective in risks and returns Strong reputation for execution Advantages

Longevity results 1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. Key Messages Continued strong income growth from new business and favorable experience Provided first longevity-only solution for a North America pension plan Selective participation in targeted markets Strong demand expected to continue

Looking ahead: Strong opportunities Regulatory and capital changes will continue to drive demand Increasing demand for efficient capital solutions in Europe (Solvency II) and in Asian markets Continued demand for efficient capital on term and UL products as next-generation solutions evolve Market demand for longevity risk transfer is expected to exceed capacity Strong momentum in established and developing markets Strong pipeline for repeat transactions with current clients

Summary Environmental changes generate continued demand across products and geographies Seasoned expertise and strong client relationships create advantages Strong structuring and biometric capabilities enable broad solutions Continued discipline and selective participation in high-return opportunities where clients value expertise and counterparty strength Clear strategies and strong execution producing earnings growth and stability

Global Acquisitions Scott D. Cochran Executive Vice President, Global Acquisitions

Key messages RGA has leveraged its considerable strengths to create a unique and flexible position in a competitive, dynamic marketplace We are a preferred buyer and/or partner with a broad range of solutions and high-quality reputation Environment points to continued restructurings and a range of financial transactions, suggesting that opportunities will be abundant well into the future Acquisition strategy has been successful to date and will continue to be a key focus going forward

Solid track record Launched in 2011 to deploy capital in attractive in-force blocks $1.1 billion capital deployed since inception Strong financial performance inception to date Acquisition of seasoned blocks allows for use of fresh assumptions Diversity of transactions Life, asset-intensive and longevity products U.S., U.K. and continental Europe Stock purchase, reinsurance and portfolio transfer With and without transfer of direct policy administration Successful operational integration of multiple in-force blocks Aurora National (U.S.) European life and annuity block Repeat transactions with partner-oriented client Capital Deployed1 1 Data shown in year transactions closed. Key Messages $ in millions

Unique market positioning We are selective: pursue only those opportunities with the strongest fit to RGA capabilities, competitive positioning and risk philosophies RGA’s global credibility and relationships lead to competitive advantage We are flexible in pursuing opportunities alone or with a strategic partner Customized transaction structures benefit seller and RGA Broad geographic reach provides larger opportunity set We are willing to walk away if we cannot reach an attractive risk/reward proposition

Market disruptions continue to create opportunities Attractive and diverse pipeline expected to persist for the foreseeable future, driven by: Regulatory change (e.g., Solvency II, SIFI, G-SII) Economic pressures Strategic realignments North American and European opportunities predominate, including life and annuity blocks Competitive universe varies considerably by market

Summary: Solid contributions and strong outlook Established track record: past transactions fully integrated and performing well Well positioned to take advantage of ongoing market dislocations Strong current momentum although difficult to predict size and timing of future transactions Acquisition strategy expected to continue to contribute to future growth

Geographic Overview Alain P. Néemeh Senior Executive Vice President, Global Life and Health Markets Michael Emerson Executive Vice President, Head of U.S., Latin and South American Markets

Leading life and health franchise Well-established brand Steady growth in mortality Opportunities to leverage our global platform Strong leadership

Well-established brand Best-in-class capabilities leading to solid market share Region 2015 Business Capability Ranking1 2015 New Business Individual (Premium3/Sum Assured4) Group Premium5 United States #2 / #12 #3 / #1 #2 Canada #1 #2 / #1 #2 EMEA #1 #2 / NA #4 Asia Pacific #1 #1 / NA #2 All results 1 NMG Consulting’s Business Capability Index (Globally). 2 “Best Overall Life Reinsurer” – 2015 Flaspöhler Survey. 3 Ceded premiums of newly issued policies (excluding block transactions) as provided by NMG Consulting’s study of 55 countries. 4 Recurring and in-force production result as provided by the SOA survey. 5 Total ceded premiums of group policies as provided by NMG Consulting’s study of 55 countries.

Well-established brand Consistently highest-rated in industry surveys Over 615,000 facultative cases globally 24-hour turnaround on 95% of U.S. cases $21 billion+ in North American facultative production AURA e-underwriting systems processed over 4 million applications RGA’s global underwriting manual widely used – over 960,000 client logins Leading global underwriting franchise – 2015 snapshot

Well-established brand U.K. MOBILE distribution Mobile app aimed at digital life insurance Microinsurance product with U.K. market leader ASIA Product development differentiates RGA High net worth products Australia Improved group benefit design Improving claims adjudication Developing and delivering innovative solutions – sample initiatives U.S. ASAP® Immediate decisions on facultative cases ˃ 100,000 cases processed since 2002 U.S. ROSE® Multifaceted cost-savings program ˃ $100M in client savings since 2011 Solvency II Solutions Capital-motivated solutions completed in the U.K. and the Netherlands

Example: High Net Worth (HNW) in Asia Pioneered product and leveraged into a leading market share Underwriting and pricing of mortality are key components Led the evolution and expansion of this product across the region Well-established brand Reinsurance Premiums (USD) $ in millions Delivering innovative solutions – illustrative example

Steady growth in mortality 1 4.1% and 2.6% in local currency and USD excluding retrocession transaction. RGA's global footprint supporting growth Reported Net Premiums Including Large 2014 U.S. Block Retrocession Premiums

Steady growth in mortality Source: McKinsey Global Insurance Pools. Global primary life insurance gross premiums CAGR 2015-2020 Projected 7% 4% $ in trillions 5% 0.81 1.04 1.20 1.50

1 Numbers in chart are recurring production published in SOA survey (Canada, U.S.) and are illustrative of directional trends only (U.K., EMEA, Australia, Asia). (ex-U.K.) U.K. Steady growth in mortality Generally stable cession rates support continued reinsurance growth Percent Individual life cession rate trends1 2010 2011 2012 2013 2014 2015

Opportunities to leverage our global platform RGA’s global platform is well-positioned to take advantage of opportunities as middle classes develop in emerging markets and are reached in mature markets through digital distribution and new products Aging population 1 Government finances under pressure 2 Evolving digital distribution has potential to reach millennials and middle class in mature markets 4 Rising middle class in emerging markets 3 Macro industry trends driving geographic and product growth

1 Source: McKinsey Global Insurance Pools. 2 Health includes all healthcare-related products not supported by government programs (e.g., excludes Medicare and Medicaid in the U.S.) and living benefits. 1.13 1.00 1.56 1.32 2.24 (E) 1.68 (E) 2 Group 0.85 0.57 $ in trillions CAGR 2015-2020 projected Opportunities to leverage our global platform Global primary health and group gross premiums1 0.43 0.47 0.55 0.68 7% 4% 6%

Opportunities to leverage our global platform Delivering attractive growth

Strong leadership Experienced life and health executive team 1 Includes experience in life insurance and life reinsurance industries. 2 Includes experience with RGA’s predecessor, the reinsurance division of General American Life Insurance Company. Name Position Years of Experience In Industry1 With RGA2 Allan O’Bryant EVP, Head of Asia 27 5 Michael Emerson EVP, Head of U.S., Latin and South American Markets 31 6 Tony Cheng EVP, Asian Markets 21 19 Olav Cuiper EVP, EMEA Markets 30 9 Simon Wainwright SVP, Head of U.K. 14 4 Alka Gautam SVP, Head of Canada 15 15 Mark Stewart SVP, Head of Australia 21 9 Douglas Knowling SVP, Head of Global Support Team 30 15

U.S. Markets 1 Recurring and in-force production result as provided by the SOA survey. 2 Actual results shown (except for projections). Refer to “Reconciliations of Non-GAAP Measures” in the Appendix. Key Messages “Best Overall Life Reinsurer” in U.S. Mortality in Flaspöhler survey – retained #1 rank for six consecutive biennial surveys Strong market position in all business lines Total individual production leader in 20151 Well-diversified and sustainable long-term profit stream First-quarter claims in line with expectations Lower investment yields continue to impact earnings growth 4 – 6% CAGR Projection Projection 3.9% CAGR 5.6% CAGR

Long-term stability – Quarterly volatility 1Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. Annual Pre-tax Operating Income1 Year Amount 2011 $323.0M 2012 $376.7M 2013 $372.7M 2014 $350.3M 2015 $233.5M Quarter Amount 1Q 2015 $20.3M 1Q 2016 $53.2M 2015 results beyond typical volatility

Value embedded in U.S. in-force Key Messages Significant projected value embedded in in-force (excludes future new business) Value of 2015 new business in excess of 2015 assumption change to older-age mortality Actuarial Liabilities – U.S. GAAP vs. Best Estimate $ in billions Considerable projected future value Impact of assumption change to older-age mortality Value of 2015 New Business

U.S. mortality outlook Life insurance sales rose in 2015, with LIMRA and MIB reporting six consecutive quarters of growth, with an increasing share of sales to the middle-market and younger demographic RGA is finding new opportunities Sizable share of recurring production 1 Continued focus on in-force opportunities 2 Building on RGA’s strengths 3 Leading the underwriting evolution 4

Leading the underwriting evolution TRL Recently introduced, TransUnion TrueRisk Life® (TRL) adds to our portfolio of automated underwriting services, with further investments in predictive analytics that will enhance the customer journey Underwriting Services RGA Underwriting Technology And Rules Evidence Data

U.S. group market outlook The Affordable Care Act (ACA) has created growth in the health market, and has also impacted traditional group and voluntary products Group growth opportunities fueled by ACA Capitalizing on our strong U.S. medical business 1 Expanding in the voluntary market 2 Building upon our value proposition 3

Building upon our value proposition Client savings from ROSE® averaged 10% of reinsurance premium in 2015 $ in millions

U.S. individual health market outlook Primary market for stand-alone LTC sales has been declining, as carriers are dealing with issues created by legacy blocks of business Primary long-term care market is evolving Focusing on business issued after 2007 1 Comfortable with our reserve levels 2 Continuing to evaluate emerging products 3

Canada Key Messages New business recurring production leader since 20071 and Business Capability Index leader since 20082 Solid earnings rebound in 2015 following high claims in 2014 Potential growth opportunities: Developing longevity market Reaching the millennials and middle market Projection 6 – 9% CAGR 1 Recurring production result as provided by the SOA survey. 2 NMG Consulting Global Life & Health Reinsurance Programme – 2015. 3 Actual results shown (except for projections). Refer to “Reconciliations of Non-GAAP Measures” in the Appendix.

Europe, the Middle East and Africa Key Messages A leading franchise1 #1 in Business Capability Index in 2015 #2 in new business individual premium in 2015 Proven track record in non-traditional business and healthy outlook with Solvency II Stable outlook for traditional business Projection 8 – 15% CAGR 7 – 14% CAGR 1 EMEA regions in aggregate, NMG Consulting Global Life & Health Reinsurance Programme – 2015. 2 Actual results shown (except for projections). Refer to “Reconciliations of Non-GAAP Measures” in the Appendix.

Asia Pacific (excluding Australia) Key Messages A leading franchise1 #1 in Business Capability Index in 2015 #1 in new business individual premium Top-rated facultative underwriting in aggregate, including both capabilities for HNW and substandard cases Product development and innovative solutions are key drivers Solid outlook for organic growth Growth opportunities include GFS expansion 8.2% CAGR 15.0% CAGR Local currency 11.0% CAGR 9 – 15% CAGR Projection Projection 1 NMG Consulting Global Life & Health Reinsurance Programme – 2015. 2 Actual results shown (except for projections). Refer to “Reconciliations of Non-GAAP Measures” in the Appendix.

Australia Key Messages Encouraging 2015 and 2016 Q1 profitability Lumpy claims and IBNR lead to quarterly volatility Repricing continues where necessary Pursuing selective business opportunities Committed to shifting the claims paradigm -1.2% CAGR Local currency 5.2% CAGR 50 25 0 -25 -50 -75 -325 Projection -10 – 5% CAGR 1 Actual results shown (except for projections). Refer to “Reconciliations of Non-GAAP Measures” in the Appendix.

Summary RGA’s brand has never been stronger Mortality business continues to add value Global platform will enable us to capitalize on attractive growth opportunities Strong leadership and industry-leading expertise

Investments Timothy Matson Executive Vice President, Chief Investment Officer

Key messages Growth in assets under management over 13% per annum Investment groups in St. Louis and London; mortgage origination offices in seven U.S. cities and Toronto Presence in Asia Pacific region Managing USD, CAD, GBP, EUR, AUD, and JPY assets Expect low interest rate environment to persist Focus on finding new sources of risk-appropriate yield Investment platform uses both internal and external managers; in-source when economics and skill-set align

Portfolio management overview Assets: $41.9 billion Portfolio management 41 investment professionals Cover Core and Core Plus strategies, credit, risk and trading Key Core Plus strategies High yield corporate and emerging market bonds Senior bank loans Non-agency RMBS Mezzanine debt and private equity Equity real estate joint ventures External asset managers Employed where lacking internal expertise Performance evaluated on a frequent basis Operational platform Use best-in-class portfolio management and risk analysis tools

Investments senior management team 1 Includes experience in the investments industry. 2 Includes experience with RGA’s predecessor, the reinsurance division of General American Life Insurance Company. Name Position Years of Experience In Industry1 With RGA2 Timothy Matson, CFA EVP, Chief Investment Officer 29 2 Michael McLellan SVP, Real Estate 33 5 Brian Butchko, CFA VP, Portfolio Management 19 17 David Clayton VP, Private Transactions / Operations 25 6 William Frields VP, Real Estate 26 8 Daniel Furtwengler, CFA VP, Investment Solutions 15 12 Amy Gibson, CFA VP, Credit and Trading 24 7 Gang Ma, FSA, CFA, FRM VP, Risk 21 5

Functional groups Portfolio Management Portfolio Construction Income Targets Tactical Asset Allocation External Managers Public Bonds Credit Analysis Sector Management Trading Security Selection Transactions Direct Mezzanine Private Equity Yield Enhancement Real Estate Proprietary CML Third-party CML Real Estate Equity Investment Solutions Support Transactions Oversee ALM And SAA Investment Operations Security Operations Trade Operations Compliance Risk / Quant Analysis Reporting

Investment objectives Manage investment income and balance sheet strength for in-force portfolios Take an appropriate amount of credit and liquidity risk Invest in assets that meet the cash flow characteristics of our liabilities Partner with RGA’s business units to develop investment strategies that contribute to new business opportunities Continually improve our investment platform to ensure readiness to meet the ongoing needs of RGA’s businesses

Manage income and balance sheet strength Portfolio Management oversees internal and external managers Responsible for investment performance for in-force business Determine appropriate amount of credit and liquidity risk Develop yield enhancement opportunities Public Bonds team has responsibility for credit and structured fixed income investments Ongoing review of new and existing credit positions Security selection and trade execution Maintain overall portfolio quality Commercial Real Estate Group Commercial mortgage team originating/servicing loans in the U.S. and Canada Invest in equity commercial real estate joint ventures External managers for domestic and international portfolios Utilize top-tier third-party managers for specialty asset classes 15 managers covering high yield, senior bank loans, non-agency RMBS, and local currencies

Partner with RGA business segments Investment Solutions group works closely with business units to develop investment strategies that contribute to new business development Global Acquisitions Global Financial Solutions Investment Solutions focuses on enabling block transactions Design portfolios with attractive risk-adjusted yields Establish asset liability management and strategic asset allocation guidelines for new block assets Keen awareness of capital constraints/regulatory changes (e.g. Solvency II) Investment Solutions group in close contact with Portfolio Management to inform investment views Expected returns and capital markets outlook Development of yield-enhancing asset classes

Improve investment platform Continue to build platform for future growth Ensure that Investments is operating at third-party asset manager skill level Platform should have capability to manage $100 billion plus AUM Augment operations/systems to achieve best-in-class capability Update systems for alternative investments and derivatives Improve data management and analysis through comprehensive data warehouse Build out investment team in Asia Pacific region for business support and asset management

Asset allocation Managed internally Investment grade corporate bonds Mortgage- and asset-backed securities Commercial mortgage loans Private equity and mezzanine debt Managed by external managers Corporate high yield bonds Emerging market high yield bonds Middle-market bank loans Higher risk mortgage-backed securities Private placements 69% internal / 31% external Assets March 31, 2016 $ in thousands Market Value $ 41,853,917 Book Value $ 38,851,623 Cash & Short Term 2.2% Investment Grade 90.5% Corporate Bonds and Bank Loans 44.9% Government Bonds 19.5% Structured Bonds 13.5% Commercial Mortgage Loans 8.9% Emerging Market Debt 3.7% High Yield 5.4% Corporate Bonds and Bank Loans 2.6% Structured Bonds 0.9% Commercial Mortgage Loans 0.3% Emerging Market Debt 1.6% Private Debt/Equity 1.9% Mezzanine Debt & Real Estate JVs 1.9% Total 100%

Energy prices and RGA’s exposure RGA’s total energy exposure is $2.54 billion (book value) / $2.53 (market value) 85% of total energy exposure is investment grade 40% is in the midstream sector (pipeline/infrastructure companies) with less commodity price exposure The oil field services sector is most affected by the energy industry downturn RGA’s exposure is $194 million; 80% is investment grade with low default risk $2.2 million unrealized loss Although energy prices have firmed since the lows experienced in mid-February, we do not foresee significant appreciation over the next year.  We expect to opportunistically reduce exposure to the energy sector Note: Values as of April 29, 2016

Rating distribution Credit rating distribution Average credit rating has been stable Rating distribution has been stable Credit distribution similar to life industry peers March 31, 2016 Rating Market Value $ in thousands % AAA-AA $ 13,455,103 32.2% A 13,586,727 32.5% BBB 11,809,440 28.2% < BBB 2,067,577 4.9% Not Rated 935,070 2.2% Total $ 41,853,917 100%

Commercial mortgage portfolio Pacific Mountain West South Central West North Central East North Central East South Central South Atlantic Middle Atlantic New England ACLI Regions ACLI – The American Council of Life Insurers

Private investments Category Book Value $ in thousands % of Total Estimated Market Value $ in thousands % of Total Private Equity Funds $188,885 31.7% $221,760 33.0% Private Debt Funds 105,465 17.7% 98,536 14.7% Direct Private Debt & Equity 129,165 21.6% 125,148 18.6% Real Estate Joint Ventures 172,859 29.0% 226,789 33.7% Total $596,374 100% $672,233 100% Concentrate yield enhancement on areas of expertise: credit and real estate No exposure to hedge funds

Governance Consolidated Investment Committee (CIC) Members include the Executive Council and other senior executives Meets quarterly to review investment activity and performance Approves significant changes in investment strategy or risk position Investment Management Committee Investment policy and process guidelines Comprised of senior members of RGA Investments and Head of Investment Risk Approves Investment Policy Statements, new investment strategies Alternative Investments Committee Subcommittee for approval of private debt and equity transactions Subcommittee for approval of equity real estate transactions

Investment risk and compliance Investments Risk Management Team Headed by mathematics Ph.D. with CFA / FSA / FRM designations Equipped with BlackRock's Aladdin risk and analytics systems and supported with proprietary risk analysis, monitoring, and reporting tools Produce monthly risk dashboard with standard risk measures (e.g., WARF, spread VAR, PBEC, key rate durations) Actively monitor emerging risks, engage in risk discussions across the investment team, and think “out of the box” to find unexpected correlations Compliance Manage compliance rules and reporting Utilize BlackRock’s Compliance Workbench Check pre-trade and post-trade compliance daily

Looking forward Headwinds from low interest rates Continue to seek additional sources of income Balance need for yield with sound risk assessment Partnership with business units Play integral role in new transaction activity Bring expertise in portfolio design, asset liability management, and regulatory issues Investment platform development Target third-party asset manager skill level Add investment presence in Asia

Financial Overview Jack B. Lay Senior Executive Vice President

Key messages Experienced Finance and ERM teams Strong financial results over an extended period of time; stable financial condition Prudent and effective capital management Attractive operating model Less sensitive to financial market volatility Conventional life insurance company investment portfolio Balance and diversity of profits by geography and product

Experienced executive management team 1 Includes experience in life insurance and life reinsurance industries. 2 Includes experience with RGA’s predecessor, the reinsurance division of General American Life Insurance Company. Name Position Years of Experience In Industry1 With RGA2 Todd C. Larson Sr. EVP, Chief Financial Officer 22 21 Jack B. Lay Sr. EVP 24 24 Timothy Matson EVP, Chief Investment Officer 22 2 Brad Barks SVP, Global Asset Liability Management 35 2 John Hayden SVP, Controller 27 20 Brian Haynes SVP, Corporate Treasurer 18 4 Mark Hopfinger SVP, Structured Finance 33 16 Jim Kellett SVP, Valuation & Financial Analysis 32 8 Robert Lamarche SVP, Global Risk Services 34 15 Paul Smith SVP, Global Audit Services 21 5 Kent Zimmerman SVP, Global Tax Director 32 24

RGA’s Track Record – Strong Financial Results

Strong financial history 1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. 5-Year Average Operating ROE1 5-Year Operating EPS1 CAGR 5-Year Operating Revenues1 CAGR 10.8% 6.5% 4.7% 6.7% (in constant currencies) 5-Year BVPS (ex-AOCI)1 CAGR 9.8%

Total operating revenues1 1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. Key Messages Consistent growth over time Good balance across mature and higher growth markets, products Weak foreign currencies have been a significant headwind in recent periods $ in millions Total Operating Revenues1 4.7% (6.7% constant currency) 5-Year CAGR Premiums 4.0% (6.0%) 5-Year CAGR

Operating income per diluted share1 1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. 2 Full bar excludes 2Q13 Australia reserve strengthening. 3 Full bar includes $0.47 of FIN 48 related tax benefits associated with closing five years of IRS examinations. Key Messages Long track record of producing strong earnings 2013 results reflect charge for reserve strengthening in Australia 2014 results were unusually strong in part due to FIN 48 tax effects FX reduced earnings in 2013 ($0.03), 2014 ($0.17), and 2015 ($0.53) compared to the previous year Operating ROE1 12% 12% 7% 13% 11% 6.5% 5-Year CAGR

Operating return on equity1 1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. Key Messages 2013 results reflect charge for reserve strengthening in Australia Reflects ongoing headwinds from lower interest rates and stronger U.S. dollar 5-year average 10.8% Successful track record despite macro headwinds

Long-term track record is the best measure of success Book value per share (ex-AOCI)1 total return growth2 1Book value excludes other comprehensive income. Periods prior to 4Q06 not restated for 2012 DAC accounting change. Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. 2CAGR growth of book value plus dividends 15-year CAGR2 11.2% 10-year CAGR2 10.2% 5-year CAGR2 10.8%

Book value growth ranking – last five years1 Book value per share (ex-AOCI) total return growth2 1 CAGR growth of book value plus dividends. 2010-2015. Source: SNL. This group represents all companies in the SNL U.S. Life/Health index that were publicly traded over the period and which represent at least 1% of the index, and includes (in alphabetical order): AEL, AFL, AIZ, CNO, GNW, HIG, LNC, MET, PFG, PRI, PRU, SYA, SFG, TMK, UNM. 2 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. RGA %

Excess capital – 2015 roll-forward $ in millions 1 Deployed capital includes block acquisitions and organic growth. 1

Deployment of excess capital 2011: Excludes shares repurchased in association with the redemption of convertible securities. 2015: Includes acquisition of Aurora National, which closed April 1, 2015. $ in millions

Capital management Source: SNL. * Based upon normalized earnings in 2013 before charge for strengthening reserves in Australia. 1 Calculated as dividends divided by operating earnings. 2 Calculated as the dividend payout ratio plus buyback payout ratio. Dividend Payout Ratio1 Total Payout Ratio2% % Five-year dividend per share CAGR = 13%

Financial Preview Todd C. Larson Senior Executive Vice President, Chief Financial Officer

Financial preview Capital management philosophy Enterprise risk management Financial outlook Concluding thoughts

Capital Management Philosophy

Capital management principles Effective Capital Management Strength Flexibility Efficiency Balance

Capital management: Strength Consolidated excess capital position Expected to generate $300-$400 million in excess capital on an annual basis Target cushion: $300-$500 million; current level: $500 million Willing to tap into excess capital cushion to fund attractive opportunities Excess capital generation Mature markets and entities are generating excess capital Embedded capital at entity level is used for organic growth, acquisitions Solvency/liquidity Strong credit and financial strength ratings Holding company funds: approximately $500 million at March 31, 2016

Capital management: Flexibility Proven ability to raise capital in a variety of ways Strong track record of accessing traditional capital markets Executed embedded-value securitization and mortality retrocession transactions in 2014 Continue to explore alternative capital sources Ongoing, dynamic process Consistent dividend increases Ongoing assessment of in-force transaction pipeline Share repurchases as appropriate

Capital management: Efficiency 1 Excludes accumulated other comprehensive income. Current Capital Structure Strategy Maintain an efficient, appropriate mix of capital Access debt and hybrid markets periodically to ladder maturities, minimize cost of capital and increase liquidity Deploy capital in a disciplined manner over time Maintain coverage and leverage ratios within target limits Consider various in-force management transactions March 31, 2016 capitalization: $7.7 billion1

Capital management: Efficiency $914 million Collateral finance and securitization notes not included in figures above. Shareholders’ equity excludes AOCI. Debt to Total Capital 19.5%16.6% 20.9% 20.8% 20.6% Hybrid to Total Capital 5.7%10.9% 10.1% 9.4% 9.3%

Capital management: Efficiency Efficient laddering of debt and hybrid securities Senior Notes Hybrid Securities $ in millions 6.2% Fixed-to-floating in 2022 5.625% Fixed rate 6.45% Fixed rate 5.00% Fixed rate 6.2% Fixed-to-floating in 2022 3-month Libor +266.5 bps (~3.10%) 4.70% Fixed rate Other financing: Timberlake: $480 million at Libor + 29 bps matures 2036. Embedded value securitization: $282 million at 4.50% amortizes down by 2024.

Capital management: Balance Well demonstrated capital management strategy affords balanced approach Dividend payout of $181 million over two years Capital deployed into in-force block and other transactions: approximately $700 million over two years Share repurchases: approximately $500 million over two years Preference to deploy capital in support of attractive business opportunities/block acquisitions Multiple liquidity sources for holding company and operating entity needs Continue to balance the capital-related expectations of shareholders, bondholders, regulators and rating agencies

Enterprise Risk Management

Enterprise Risk Management Well-established ERM function Quarterly risk reporting at all levels of management including to the Board Clear risk tolerances and limits control the company’s risk exposures Stress-testing identifies potential threats to company strategy RGA’s risk profile has become more diversified over time GFS and other non-traditional business are effective risk diversifiers Newer risks are evaluated carefully Insurance liability profiles are diversified and well-understood Regulatory risk – RGA has demonstrated its ability to adapt to regulatory changes Quarterly earnings volatility by product line is not uncommon given the nature of our business Tempered by enterprise-wide diversification Tends to even out over the longer time periods

Financial Outlook

Financial outlook: Key points Consistent approach going forward Solid organic growth + transactional opportunities + capital management Operating model is less sensitive to financial market volatility Headwinds from lower interest rates and foreign exchange are ongoing Intermediate guidance 5%-8% EPS annual growth, based upon “normalized” results 10%-12% annual operating ROE Excess capital position allows for flexibility

Operating income per diluted share[1]

Key Messages

- Solid organic growth
- Ongoing transactional opportunities
- Effective capital management
- Headwinds from low interest rates and FX are manageable over time
- Expect strong results to continue into the future



$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
6.5% 5-Year CAGR
5 – 8% CAGR
$6.55
$6.96
$7.48²
$4.95
$9.12³
$8.65
$8.43
Projection
2011
2012
2013
2014
2015
…
2018

Operating ROE[1]	12%	12%	7%	13%	11%

[1] Please refer to "Reconciliations of Non-GAAP Measures" in the Appendix.
[2] Full bar excludes 2Q13 Australia reserve strengthening.
[3] Full bar includes $0.47 of certain one-time tax benefits as tax liabilities for the recent five-year period were deemed unnecessary.

RGA

123

Operating return on equity1 1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. 2013 results reflect charge for reserve strengthening in Australia. Key Messages Intermediate target: 10%-12% Potential positive influences Higher interest rates Growth of international businesses Effective capital management Continued execution of in-force blocks Industry recovery in Australia Weaker U.S. dollar Macro headwinds are manageable Projection

Concluding Thoughts

What it means for investors Attractive strategic positioning leads to solid organic growth Strong financial results over time, excess capital generation, balanced approach to capital management Strong and flexible balance sheet, operating income is less sensitive to financial markets Solid organic growth + transactional opportunities + capital management = Attractive EPS Growth Potential, Total Returns RGA is an attractive investment opportunity

RGA is unique RGA is successfully executing its strategy RGA is well-positioned for continued success Key messages RGA is optimistic about the future

Appendix Non-GAAP Reconciliations

Non-GAAP Reconciliations $ in millions

Non-GAAP Reconciliations $ in millions

Non-GAAP Reconciliations $ in millions

Non-GAAP Reconciliations $ in millions

Non-GAAP Reconciliations $ in millions